UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2018

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2018, we entered into a Term Loan Agreement, Term Note, Guaranty and Security Agreement and other ancillary documents and agreements (the “Term Loan Documents”) with GACP Finance Co., LLC (“GACP”), for itself as a Lender (as defined below) and as the agent (in such capacity, “Agent”) for the Lenders from time to time party to the Term Loan Documents (collectively, “Lenders”) and the other “Secured Parties” under and as defined therein, with respect to the issuance to us by Lenders of a $20,000,000 term loan (the “Term Loan”). To secure our obligations under the Term Loan, we granted to Agent, for the benefit of the Secured Parties, a security interest in a substantial amount of our consolidated assets, including much of our inventory, accounts receivable, intellectual property and the pledge of the majority of the capital stock of various of our subsidiaries. We may use the funds from the Term Loan to repurchase our outstanding convertible notes due August 2018, for working capital, capital expenditures and other general corporate purposes, subject to certain negative covenants set forth in the Term Loan Documents. All outstanding borrowings under the Term Loan are due, and the Term Loan terminates, no later than June 14, 2021, unless sooner terminated in accordance with its terms, which includes the date of termination of the Wells Fargo Credit Line and the date that is 91 days prior to the maturity of our various convertible notes due in 2020. The foregoing description of the Term Loan Documents are qualified in their entirety by reference to the Term Loan Agreement, Term Note and Guaranty and Security Agreement, copies of which are filed as exhibits to this Form 8-K and are incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above, on June 14, 2018, we entered into the Term Loan Documents with Lenders with respect to the issuance to us by Lenders of a $20,000,000 Term Loan. The Term Loan is a secured obligation, second only to the Credit Line we have with Wells Fargo (as defined below), except with respect to certain of our inventory in which GACP has a priority secured position. Borrowings under the Term Loan accrue interest at LIBOR plus 9.00% per annum. The Term Loan is accelerated and becomes immediately due and payable (and the Term Loan terminates) in the event of a default under the Term Loan Documents which include, among other things, the following events: breach of certain covenants or representations contained in the Term Loan Documents, defaults under other loans or obligations, involvement in bankruptcy proceedings, an occurrence of a change of control or an event constituting a material adverse effect on us (as such terms are defined in the Term Loan Documents). The Term Loan Documents also contain negative covenants which, during the life of the Term Loan, prohibit and/or limit us from, among other things, the following: incurring certain types of other debt, acquiring other companies, making certain expenditures or investments, changing the character of our business, and certain changes to our executive officers. The foregoing description of the Term Loan is qualified in its entirety by reference to the Term Loan Documents, copies of which are filed as exhibits to this Form 8-K and are incorporated by reference in this Item 2.03.

Additional information is provided in Item 1.01 above and is incorporated herein by reference to this Item 2.03.

As previously disclosed, on March 27, 2014, we entered into a Credit Agreement, Revolving Loan Note, Guaranty and Security Agreement and other ancillary documents and agreements (the “Credit Line Documents”) with General Electric Capital Corporation (since assigned to Wells Fargo Bank, National Association (“Wells Fargo”)) as a lender with respect to the issuance to us of a revolving line of credit of up to a maximum of $75,000,000 (the “Credit Line”) of which the actual amount of our borrowings are calculated based upon a formula involving our Receivables (as defined in the Credit Line Documents) and the Receivables of our subsidiaries party to the Credit Line Documents.

On June 14, 2018, we revised certain of the Credit Line Documents (and entered into new ones) so that certain of our Hong Kong based subsidiaries became additional parties to the Credit Line Documents. As a result, the receivables of these subsidiaries can now be included in the borrowing base thereby effectively increasing the amount of funds we can borrow under the Credit Line.

Any additional borrowings under the Credit Line will be used for general working capital.

The foregoing description of the revised Credit Line Documents is qualified in its entirety by reference to the Eleventh Amendment to Credit Agreement and Amendment to Guaranty and Security Agreement, a copy of which is filed as an exhibit to this Form 8-K and is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Term Loan Agreement dated as of June 14, 2018 among Registrant, Disguise, Inc., JAKKS Sales Corporation, Maui, Inc., Moose Mountain Marketing, Inc., and Kids Only, Inc., A.S. Design Limited, Arbor Toys Company Limited, Disguise Limited, Jakks Pacific (Asia) Limited, Jakks Pacific (H.K.) Limited, Kids Only, Limited, Moose Mountain Toymakers Limited, and Tollytots Limited and GACP Finance Co., LLC

10.2	Term Note dated June 14, 2018 in the amount of $20,000,000 issued in favor of GACP II L.P. by JAKKS Pacific, Inc., Disguise, Inc., JAKKS Sales Corporation, Maui, Inc., Moose Mountain Marketing, Inc., and Kids Only, Inc.

10.3	Guaranty and Security Agreement dated as of June 14, 2018 among GACP Finance Co., LLC,, as Agent for Secured Parties, and JAKKS Pacific, Inc., Disguise, Inc., JAKKS Sales Corporation, Maui, Inc., Moose Mountain Marketing, Inc., and Kids Only, Inc., A.S. Design Limited, Arbor Toys Company Limited, Disguise Limited, Jakks Pacific (Asia) Limited, Jakks Pacific (H.K.) Limited, Kids Only, Limited, Moose Mountain Toymakers Limited, and Tollytots Limited

10.4	Eleventh Amendment to Credit Agreement and Amendment to Guaranty and Security Agreement dated as of June 14, 2018 among Registrant, Disguise, Inc., JAKKS Sales Corporation, Maui, Inc., Moose Mountain Marketing, Inc., and Kids Only, Inc., and Wells Fargo Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: June 14, 2018	By:	/s/ BRENT T. NOVAK
Brent T. Novak, CFO

EXHIBIT INDEX

Exhibit	Description

10.1	Term Loan Agreement dated as of June 14, 2018 among Registrant, Disguise, Inc., JAKKS Sales Corporation, Maui, Inc., Moose Mountain Marketing, Inc., and Kids Only, Inc., A.S. Design Limited, Arbor Toys Company Limited, Disguise Limited, Jakks Pacific (Asia) Limited, Jakks Pacific (H.K.) Limited, Kids Only, Limited, Moose Mountain Toymakers Limited, and Tollytots Limited and GACP Finance Co., LLC

10.2	Term Note dated June 14, 2018 in the amount of $20,000,000 issued in favor of GACP II L.P. by JAKKS Pacific, Inc., Disguise, Inc., JAKKS Sales Corporation, Maui, Inc., Moose Mountain Marketing, Inc., and Kids Only, Inc.

10.3	Guaranty and Security Agreement dated as of June 14, 2018 among GACP Finance Co., LLC,, as Agent for Secured Parties, and JAKKS Pacific, Inc., Disguise, Inc., JAKKS Sales Corporation, Maui, Inc., Moose Mountain Marketing, Inc., and Kids Only, Inc., A.S. Design Limited, Arbor Toys Company Limited, Disguise Limited, Jakks Pacific (Asia) Limited, Jakks Pacific (H.K.) Limited, Kids Only, Limited, Moose Mountain Toymakers Limited, and Tollytots Limited

10.4	Eleventh Amendment to Credit Agreement and Amendment to Guaranty and Security Agreement dated as of June 14, 2018 among Registrant, Disguise, Inc., JAKKS Sales Corporation, Maui, Inc., Moose Mountain Marketing, Inc., and Kids Only, Inc., and Wells Fargo Bank, National Association